EXHIBIT 32.2
                                  CERTIFICATION



     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Obsidian Enterprises, Inc. (the "Company") certifies that the quarterly report on Form 10-Q of the Company for the fiscal quarter ended January 31, 2002, as amended by Amendment No. 1, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 25, 2003                    /s/ Rick D. Snow
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                                           Rick D. Snow
                                           Executive Vice President/Chief
                                            Financial Officer